Summary Prospectus
July 29, 2016
(As amended October 19, 2016)
Columbia India Consumer ETF
(formerly EGShares India Consumer ETF)

CUSIP	Ticker Symbol
19762B707	INCO
Before you invest, you may want to review the Columbia India Consumer ETF (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.columbiathreadneedleetf.com/emergingmarkets. You can also get this information at no cost by calling 888.800.4347, by sending an email to salesinquiries@columbiathreadneedle.com or from your financial advisor. This Summary Prospectus incorporates by reference the Fund’s prospectus and statement of additional information, dated July 29, 2016.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia India Consumer ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (the INCO Underlying Index).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.89%
Distribution and/or service (12b-1) fees(b)	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.89%
(a)	Pursuant to the Investment Management Services Agreement with Columbia ETF Trust II (the Trust) on behalf of the Fund, Columbia Management Investment Advisers, LLC (the Investment Manager) pays all of the operating costs and expenses of the Fund, except for payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses, and other infrequent and/or unusual expenses.
(b)	The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Investors may pay brokerage commissions on their purchases and sales of the Fund’s shares, which are not reflected in the example. The example also does not include transaction fees on purchases and redemptions of Creation Units (defined below) because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
1 year	3 years	5 years	10 years
$91	$284	$493	$1,096
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the INCO Underlying Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The Fund invests substantially all of its assets through a wholly owned subsidiary in Mauritius (the Subsidiary), which in turn invests at least 90% of its assets in Indian securities. This investment structure enables the Fund to obtain benefits under a tax treaty between Mauritius and India. The Fund may also invest, to a lesser extent, directly in common shares traded on local exchanges, ADRs and GDRs. ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.
1	Columbia India Consumer ETF

Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian consumer companies included in the INCO Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Indian consumer companies as companies that are included in the INCO Underlying Index at the time of purchase, which include companies in India whose businesses involve: automobiles and parts, beverages, food production, household goods, leisure goods, personal goods, food and drug retail, general retail, media, travel and leisure, and tobacco. The Fund may invest in companies of all capitalization sizes, which includes small capitalization (small cap) companies (i.e., those with market capitalizations between U.S. $100 million and U.S. $2 billion) and mid-capitalization (mid cap) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion). A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. Dollar.
The INCO Underlying Index is a maximum 30-stock free-float adjusted market capitalization-weighted index designed to measure the market performance of companies in the consumer industry in India, as defined by Indxx’s proprietary methodology. The INCO Underlying Index consists of common stocks listed on the primary exchange of India. The market capitalization of index constituents as of June 30, 2016 ranged from approximately U.S. $1.6 billion to U.S. $44 billion. A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting. Market capitalization weighting means each component security is weighted by the issuer’s market capitalization relative to the overall capitalization of the index.
The Fund intends to replicate the constituent securities of the INCO Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares (including through its Subsidiary). In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the INCO Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the INCO Underlying Index is concentrated. As of March 31, 2016, the INCO Underlying Index (and therefore the Fund) is concentrated in the consumer goods industry. In determining whether a publicly traded firm belongs to a specific industry or sector, the INCO Underlying Index relies on Indxx’s proprietary classification system. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Equity Securities. The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.
Market Price Variance. As an ETF, the Fund’s shares generally trade in the secondary market on the NYSE Arca, Inc. (the Exchange) at market prices that change throughout the day. Although it is expected that the market price of Fund shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange.
Non-Correlation. The Fund’s return may not match the return of the INCO Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the INCO Underlying Index, including the cost of buying and selling securities and maintaining the Subsidiary. If the Fund is not fully invested, holding cash balances may prevent it from tracking the INCO Underlying Index. In addition, the Fund’s NAV may deviate from the INCO Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the INCO Underlying Index for that security. To the extent the Investment Manager uses a representative sampling strategy, the Fund may not track the INCO Underlying Index as closely as it would have if the Investment Manager were using a full replication strategy.
Index-Related Risk. There is no assurance that the sponsor of the INCO Underlying Index (the Sponsor) will compile the INCO Underlying Index accurately, or that the INCO Underlying Index will be determined, composed or calculated accurately. While the Sponsor provides descriptions of what the INCO Underlying Index is designed to achieve, the Sponsor does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the INCO Underlying Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Sponsor errors will therefore be borne by the Fund and its shareholders.
Columbia India Consumer ETF	2

Market Liquidity for Fund Shares. As an ETF, Fund shares are not individually redeemable securities. There is no assurance that an active trading market for Fund shares will develop or be maintained. Active market trading of Fund shares may cause more frequent creations or redemptions of Creation Units. Because the Fund typically effects creations and redemptions for cash, rather than in-kind, such active trading could increase the rate of portfolio turnover and the Fund’s tracking error versus the INCO Underlying Index, as well as generate capital gains taxes.
Non-Diversification. The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of that company can have a substantial impact on the Fund’s share price.
Consumer Concentration. Because the INCO Underlying Index is concentrated in the consumer goods and consumer services industries of India, the Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.
Foreign Investment. The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.
Emerging Markets. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.
Foreign Currency. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.
India. Because the Fund invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Uncertainty regarding inflation and currency exchange rates, fiscal policy, credit ratings and the possibility that future harmful political actions will be taken by the Indian government, could negatively impact the Indian economy and securities markets, and thus adversely affect the Fund’s performance.
Small Cap and Mid Cap Companies. Small cap and mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.
Liquidity. In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Investment Manager, preventing the Fund from tracking the INCO Underlying Index.
Depositary Receipts. Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.
Treaty/Tax Risk. The Fund and the Subsidiary rely on the Double Tax Avoidance Agreement (DTAA) between India and Mauritius for relief from certain Indian taxes. On May 10, 2016, India and Mauritius signed a protocol amending the DTAA, which will likely result in higher taxes and lower returns for the Fund beginning on April 1, 2017.
Passive Management. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the INCO Underlying Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Issuer Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
3	Columbia India Consumer ETF

Cash Transactions. The Fund typically effects creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.
International Closed Market Trading. Because some or all of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund’s shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
Authorized Participants Concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants (APs). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is willing or able to create or redeem shares of the Fund, the Fund’s shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with the index the Fund seeks to track, which provides a broad measure of market performance.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs).
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 888.800.4347 or visiting columbiathreadneedleetf.com/emergingmarkets.
Columbia Management Investment Advisers, LLC has been the Fund’s investment manager since September 1, 2016.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2012	23.84%
	Worst	3rd Quarter 2015	-9.10%
*	Year to Date return as of June 30, 2016: 2.80%
Average Annual Total Return as of December 31, 2015
	1 Year	Since Inception (8/10/11)
Return Before Taxes	-0.06%	11.67%
Return After Taxes on Distributions	-0.06%	11.67%
Return After Taxes on Distributions and Sale of Fund Shares	-0.03%	9.26%
Indxx India Consumer Index (reflects no deductions for fees, expenses or taxes)	1.57%	13.39%

Columbia India Consumer ETF	4

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Co-manager	September 2016
Frank Vallario	Portfolio Manager	Co-manager	July 2016
Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (typically broker-dealers) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).
Tax Information
The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
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© 2016 Columbia Management Investment Advisers, LLC.
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